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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): May 23, 2002


                                 Workstream Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Canada                     001-15503                   N/A
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


495 March Road, Suite 300, Ottawa, Ontario, Canada            K2K-3G1
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      (Address of Principal Executive Offices)               (Zip Code)

                                 (613) 270-0619
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On May 23, 2002, Workstream Inc. (the "Company") and Icarian Inc. entered into an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached hereto as Exhibit 2.1, pursuant to which the Company will acquire Icarian Inc. in an all stock transaction. A press release announcing the entering into of the Merger Agreement was issued on May 23, 2002. The press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

         Exhibit 2.1 -Agreement and Plan of Merger dated May 23, 2002, among Workstream Inc., Workstream Acquisition, Inc. and Icarian Inc.

         Exhibit 99.1 - Press Release issued on May 23, 2002 by the Company.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Workstream Inc.


Dated: May 23, 2002                   By:  /s/ Michael Mullarkey
                                           ---------------------------------
                                           Name:  Michael Mullarkey
                                           Title: Chief Executive Officer





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                                  Exhibit Index



Exhibit 2.1 -  Agreement and Plan of Merger dated May 23, 2002, among Workstream
               Inc., Workstream Acquisition, Inc. and Icarian Inc.

Exhibit 99.1 - Press Release issued on May 23, 2002 by the Company.